Exhibit 10.29

EXECUTION VERSION

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Agreement”) is made and entered into this 6th day of December, 2007 by and between Penthouse Media Group Inc., a Nevada corporation (“Assignor”), and Interactive Network, Inc., a Nevada corporation (“Assignee”), and is agreed to and acknowledged by Various, Inc., the Andrew B. Conru Trust Agreement, Andrew B. Conru Trustee, the Mapstead Trust, created on April 16, 2002, Lars and Marin Mapstead Trustees, Andrew B. Conru and Lars Mapstead (collectively, the “Seller Parties”).  Capitalized terms used without definitions shall have the meaning set forth in the Stock Purchase Agreement (as defined below).

RECITALS

A.

Assignor and the Seller Parties are parties to that certain Stock Purchase Agreement, dated as of September 21, 2007, as amended (the “Stock Purchase Agreement” and together with each of the other agreements or instruments entered into in connection therewith, including but not limited to the Escrow Agreement and each of the Transaction Agreements, collectively, the “Purchase Documents”), pursuant to which Assignor will acquire 100% of the Target Shares of Various, Inc. and the Target Subsidiaries (the “Various Acquisition”).

B.

Reference is made to that certain Securities Purchase Agreement (the “Financing Agreement”), dated as of the date hereof, by and among Assignee, Assignor, each Subsidiary of Assignee and Assignor listed as a “Secured Guarantor” on the signature pages thereto, the holders from time to time party thereto (each a “Holder” and collectively, the “Holders”) and U.S. Bank National Association as administrative agent and collateral agent, pursuant to which the Holders will extend financial accommodations to Assignee to consummate the Various Acquisition.

C.

The Holders have required, as a condition precedent to consummating the transactions contemplated by the Financing Agreement and each other instrument or agreement entered into in connection therewith (collectively, the “Financing Documents”), that Assignor assign to Assignee for the benefit of Assignee, all of Assignor’s rights and remedies with respect to the Stock Purchase Agreement and each Purchase Document, in accordance with the terms and conditions set forth herein.

D.

In connection with the Financing Documents, Assignor now desires to assign all of its rights and remedies under the Stock Purchase Agreement and each of the other Purchase Documents to Assignee, and Assignee desires to accept such assignment, all subject to the terms and conditions hereof.

AGREEMENT

NOW THEREFORE, in consideration of the above promises, as well as other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Assignment.  As of the date hereof, Assignor hereby irrevocably grants, conveys, transfers, assigns, and delivers unto Assignee and its successors and assigns, all of Assignor’s rights, remedies, privileges, claims, title and interest in and to the Stock Purchase Agreement and each Purchase Document, including without limitation: (i) any and all rights to indemnification thereunder; (ii) rights and remedies with respect to any breach by the Seller Parties of any of their representations, warranties, or covenants thereunder; and (iii) any rights to payment thereunder.

2.

Limited Assumption.  Notwithstanding anything contained in this Agreement, Assignor expressly acknowledges and agrees that it shall remain liable under the Stock Purchase Agreement and all of the other Transaction Documents and will observe and perform all of the conditions and obligations under the Stock Purchase Agreement and each of the other Transaction Documents which Assignor is a party, other than payment of the cash portion of the Purchase Price which shall be provided by Assignee, and that neither this Agreement, nor any action taken pursuant hereto, shall cause Assignee to be under any obligation or liability in any respect whatsoever to any observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms of the Stock Purchase Agreement or any of the other Transaction Documents other than joint and several liability with Assignor with respect to monetary damages, if any, arising under Article 7 and Section 10.03 of the Stock Purchase Agreement, provided that the payment of any such claims by Assignee arising under Article 7 and Section 10.03 of the Stock Purchase Agreement shall be subject to the terms and conditions of the Seller Subordination Agreement (as defined in the Financing Agreement). Assignor will at no time be responsible for any specific performance or injunctive relief to which the Seller Parties may be entitled under the Stock Purchase Agreement.

3.

Representations and Warranties of Assignor  Assignor hereby represents and warrants to Assignee as follows:

(a)

Assignor is duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws.

(b)

Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and to assign and transfer all of its rights and remedies under the Stock Purchase Agreement as contemplated by this Agreement.

(c)

This Agreement has been duly and validly executed and is a valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles or equity.

(d)

The rights assigned by Assignor pursuant to this Agreement are not subject to any prior transfer, conveyance or assignment by Assignor or any agreement to assign, convey or transfer, in whole or in part.

4.

Representations and Warranties of Assignee .  Assignee hereby represents and warrants to Assignor as follows:

(a)

Assignee is duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws.

(b)

Assignee has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and to assume all of Assignor’s rights and remedies under the Stock Purchase Agreement as contemplated by this Agreement.

(c)

This Agreement has been duly and validly executed and is a valid and binding obligation of Assignee enforceable against Assignee in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles or equity.

5.

Further Action.  Assignor and Assignee agree that each shall execute and deliver, or cause to be executed and delivered from time to time, such instruments, documents, agreements, consents and assurances and take such other action as the other party reasonably may require to more effectively assign and transfer to and vest in such party the rights and obligations assigned hereunder.

6.

Miscellaneous

(a)

Other than as set forth herein, the provisions of the Stock Purchase Agreement shall remain in full force and effect and shall not be amended, modified, waived, impaired or otherwise affected hereby.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles thereof.

(c)

This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective only when actually signed by each party hereto and each such party has received counterparts hereof signed by all of the other parties hereto.

IN WITNESS WHEREOF, the parties hereto have each caused this Assignment Agreement to be duly executed as of the day and year first above written.

ASSIGNOR:

PENTHOUSE MEDIA GROUP INC., a Nevada corporation

By: /s/ Paul Asher

Name: Paul Asher

Title: Secretary

ASSIGNEE:

INTERACTIVE NETWORK, INC., a Nevada corporation

By: /s/ Paul Asher

Name: Paul Asher

Title: Secretary

Each of the undersigned hereby consents and agrees to the terms of this Assignment Agreement, as of the day and year first written above.

VARIOUS, INC.

By: /s/ Daniel C. Staton

Name:  Daniel C. Staton

Title:  CFO

ANDREW B. CONRU TRUST AGREEMENT

/s/ Andrew B. Conru

By:  Andrew B. Conru, Trustee

MAPSTEAD TRUST, created on April 16, 2002

/s/ Lars Mapstead

By:  Lars Mapstead, Trustee

/s/ Marin A. Mapstead

By:  Marin A. Mapstead, Trustee

ANDREW B. CONRU

/s/ Andrew B. Conru

LARS MAPSTEAD

/s/ Lars Mapstead